Exhibit 10.1

THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of this 18th day of February, 2009, by and among GOLDLEAF FINANCIAL SOLUTIONS, INC., a Tennessee corporation, as borrower (the “Borrower”), BANK OF AMERICA, N.A., a national banking association, as a lender (“Bank of America”), THE PEOPLES BANK, as a lender (“Peoples Bank”) and WACHOVIA BANK, N.A., as a lender (“Wachovia”) (collectively, with Bank of America and Peoples Bank, the “Lenders”).

W I T N E S S E T H:

WHEREAS, the Borrower and certain Lenders are parties to that certain Second Amended and Restated Credit Agreement, dated as of November 30, 2006, as amended by that certain First Amendment dated as of January 17, 2008 and by that certain Second Amendment dated as of December 24, 2008 (as so amended, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which certain Lenders extended certain financial accommodations to the Borrower; and

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the premises, the terms and conditions contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Definitions.  All capitalized terms used herein and not expressly defined herein shall have the same respective meanings given to such terms in the Credit Agreement.

2.             Amendments to Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended by deleting the first sentence in the definition of “EBITDA” in its entirety and replacing it with the following text:

“‘EBITDA’ means, with respect to any Person for any period, on a consolidated basis the sum of (a) net income available to common stockholders plus (b) to the extent deducted in arriving at net income, the sum of:  (i) preferred stock dividends paid and preferred stock deemed distributions, (ii) income tax expense (less income tax benefit), (iii) interest expense, (iv) depreciation and amortization, (v) annual maintenance fees that will be required to be excluded from deferred revenue and the profit and loss statement in accordance with GAAP purchase accounting rules and (vi) any non-cash charges and expenses, including goodwill impairment charges, minus (c) to the extent included in arriving at net income, any (i) non-cash gains and (ii) gains as a result of payments in connection with the sale of the core data processing and teller system business disposed of by Borrower including, without limitation, earnout payments; provided, however, for calculation periods ending on or after December 31, 2008, to the extent otherwise included for such calculation period, EBITDA shall not include EBITDA from the core data processing and teller system business disposed of by Borrower.”

3.             Representations and Warranties.  The Borrower hereby represents and warrants to and in favor of the Lender as follows:

(a)           each representation and warranty set forth in Article 5 of the Credit Agreement, as amended hereby, is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent (i) previously fulfilled in accordance with the terms of the Credit Agreement, as amended hereby, (ii) the Borrower has provided the Lender updates to information provided to the Lender in accordance with the terms of such representations and warranties, or (iii) relating specifically to the Closing Date or otherwise inapplicable.

(b)           the Borrower and each Guarantor has the corporate power and authority (i) to enter into this Amendment, and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

(c)           this Amendment has been duly authorized, validly executed and delivered by one or more Responsible Officers of the Borrower and each Guarantor, and constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications:  (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors’ rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower);

(d)           the execution and delivery of this Amendment and performance by the Borrower under the Credit Agreement, as amended hereby, does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor be in contravention of or in conflict with the articles of incorporation or by-laws of the Borrower, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is party or by which the Borrower’s assets or properties are bound; and

(e)           no Default exists both before and after giving effect to this Amendment, and there has been no Material Adverse Effect both before and after giving effect to this Amendment.

4.             Conditions Precedent to Effectiveness of Amendment.  The effectiveness of this Amendment is subject to the following conditions precedent:

(a)           Receipt by Lenders of this Amendment, duly executed and delivered by Borrower, the Guarantors and the Lenders; and

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(b)           the Borrower shall have paid all fees and expenses required to be paid in connection with this Amendment on the date hereof, including without limitation (i) an amendment fee of $5,000 for each Lender and (ii) all reasonable fees, costs and expenses of closing, including all reasonable legal fees of Lenders’ counsel, presented as of the date of this Amendment.

5.             Guarantor Acknowledgment.

(a)           Each of the Guarantors hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment.  Each of the Guarantors hereby confirms that the Subsidiary Guaranty, as applicable, to which it is a party or otherwise bound will continue to guarantee, as the case may be, to the fullest extent possible in accordance with such Guarantee the payment and performance of all “Guarantied Obligations” under each of the Guarantees, as the case may be (in each case as such terms are defined in the applicable Guarantee), including without limitation the payment and performance of all such “Obligations” under each of the Guarantees, as the case may be, in respect of the Obligations of the Borrower now or hereafter existing under or in respect of the Credit Agreement and the Notes defined therein.

(b)           Each of the Guarantors acknowledges and agrees that any of the Guarantees to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.  Each of the Guarantors represents and warrants that all representations and warranties contained in the Credit Agreement, this Amendment and the Guarantee to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

(c)           Each of the Guarantors acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments of the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

6.             Effect of Amendment; No Novation.  Except as expressly set forth herein, the Credit Agreement shall remain unchanged and in full force and effect and shall constitute the legal, valid, binding and enforceable obligation of the Borrower to the Lender, and Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby.  The terms of this Amendment are not intended to and do not serve as a novation as to the Credit Agreement or any Note or the indebtedness evidenced thereby.  The parties hereto expressly do not intend to extinguish any debt or security interest created pursuant to the Credit Agreement or any document executed in connection therewith.

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Instead it is the express intention to affirm the Credit Agreement and the security created thereby.

7.             Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

8.             Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

9.             Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the day and year first above written.

GOLDLEAF FINANCIAL SOLUTIONS, INC.,
as Borrower

By:	/s/Gregory Lynn Boggs
	Name:	Lynn Boggs
	Title:	President/CEO

BANK OF AMERICA, N.A.,
as Lender

By:	/s/Thomas M. Paulk
	Name:	Thomas M. Paulk
	Title:	Vice President

THE PEOPLES BANK,
as Lender

By:	/s/ Paul Rice
	Name:	Paul Rice
	Title:	1st VP

WACHOVIA BANK, N.A.
as Lender

By:	/s/ Elaine Eaton
	Name:	Elaine Eaton
	Title:	Senior Vice President

Third Amendment to Second Amended and Restated Credit Agreement
Signature Page

ACKNOWLEDGED AND CONSENTED
TO BY THE FOLLOWING GUARANTORS:

GOLDLEAF TECHNOLOGIES, INC.

By:	/s/Gregory Lynn Boggs
	Name:	G. Lynn Boggs
	Title:	CEO

TOWNE SERVICES, INC.

By:	/s/Gregory Lynn Boggs
	Name:	G. Lynn Boggs
	Title:	CEO

FORSEON CORPORATION

By:	/s/Gregory Lynn Boggs
	Name:	G. Lynn Boggs
	Title:	CEO

Third Amendment to Second Amended and Restated Credit Agreement
Signature Page

GOLDLEAF LEASING, LLC

By:	/s/Gregory Lynn Boggs
	Name:	G. Lynn Boggs
	Title:	CEO

GOLDLEAF INSURANCE, LLC

By:	/s/Gregory Lynn Boggs
	Name:	G. Lynn Boggs
	Title:	CEO

Third Amendment to Second Amended and Restated Credit Agreement
Signature Page